                                                                  EXHIBIT 3.8


                            Certificate of Amendment

                                       of

                           White Foundry Company, Inc.
                                changing name to

                               Deeter Foundry Inc.
                                     Lincoln




                             Filing       $5.00
                             Recording     1.10

                      CERTIFICATE OF AMENDMENT OF ARTICLES
                 OF INCORPORATION OF WHITE FOUNDRY COMPANY, INC.

            The undersigned, Glenn K. Deeter and Eugene A. Deeter, hereby certify that they are respectively the president and secretary of White Foundry Company, Inc.; that pursuant to Section 21-151 Re-issue Revised Statutes of Nebraska, 1943, the directors of said corporation at a meeting duly called adopted a resolution providing for the amendment of the Articles of Incorporation of said corporation as hereinafter set forth and declaring the advisability thereof: that thereafter, pursuant to said Section 21-151 and pursuant to Section 21-1, 153 Re-issue Revised Statutes of Nebraska, 1943, all of the stockholders of said corporation consented in writing to the amendment of the Articles of Incorporation of said corporation as hereinafter set forth, and waived any meeting or notice of meeting of stockholders for the consideration of such amendment; that the Articles of Incorporation of said corporation were thereby amended as follows:

            Article I of the Articles of Incorporation of said corporation are amended to provide the name of said corporation shall be Deeter Foundry Inc., such amendment to become effective on the 1st day of February, 1955.

            IN WITNESS WHEREOF, the undersigned have hereunto set their names and affixed the corporate seal of said corporation.


                                          --------------------------------------


                                          --------------------------------------
STATE OF NEBRASKA   )
                    )
LANCASTER COUNTY    )

      On this 21st day of January, 1955, before me, a Notary Public duly commissioned for and residing in said county, personally came Glenn K. Deeter, to me known, and known to me to be the President of White Foundry Company, Inc., a corporation, and to be the person whose signature is affixed to the above and foregoing certificate, a such President, and acknowledged the same to be his voluntary act and deed, pursuant to the statutes of the State of Nebraska requiring the execution and acknowledgment of such a certificate by the President of the corporation as to which such certificate is made.



                                          --------------------------------------
                                                      Notary Public

My commission expires:

11/6/56

                       Van Pelt, Marti & O'Gara, Attorneys
                        718 First National Bank Building
                             NOTICE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                           WHITE FOUNDRY COMPANY, INC.

      NOTICE is hereby given that the Articles of Incorporation of White Foundry Company, Inc., have been amended in the following manner, to-wit: Article I of the Articles of Incorporation of said corporation is amended to provide the name of said Corporation shall be Deeter Foundry Inc., such amendment to become effective on the 1st day of February, 1955.

                                 WHITE FOUNDRY
                                 COMPANY, INC.
                          By Van Pelt, Marti & O'Gara
                                 Its Attorneys
                  Feb 9 (Wed)              Jan 26, Feb 2-9



                              PROOF OF PUBLICATION

                                    AFFIDAVIT
                    STATE OF NEBRASKA, LANCASTER COUNTY, SS:


      Robert L. Gant, being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week 3 successive weeks, the first insertion having been on the 26 day of January A.D., 1955, and thereafter on February 2 and 9, 1955, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska. The above facts are within my personal knowledge.



Filing Fee        $6.65

Printer's Fee     $

Total             $



                                                      Robert L. Gant
                                          --------------------------------------



Subscribed in my presence and sworn to before me February 9, 1955



                                          --------------------------------------
                                                       Notary Public

                            Certificate of Amendment

                              Deeter Foundry, Inc.
                                     Lincoln




                             Filing       $5.00
                             Increase     50.00
                             Recording     1.30

                              DEETER FOUNDRY, INC.

                      CERTIFICATE OF AMENDMENT OF ARTICLES


STATE OF NEBRASKA    )
                     ) SS
COUNTY OF LANCASTER  )


                  The undersigned, Glenn K. Deeter, the duly elected, qualified and acting president of Deeter Foundry, Inc., and Eugene A. Deeter, the duly elected, qualified and acting secretary of said corporation, do certify that at a regular annual meeting of the stockholders of Deeter Foundry, Inc., held at ifs office at Lincoln, Nebraska, at 2:00 o'clock P.M. on the 6th day of April 1957, pursuant to a waiver of notice signed by the holders of all of the corporate stock of said corporation, the stockholders of said corporation adopted an amendment to Article IV of the Articles of Incorporation of Deeter Foundry, Inc., as hereinafter set forth. Such action was pursuant to a resolution of the Board of Directors of said corporation which recommended the adoption of such an amendment, declared the advisability of such an amendment, and set out the amendment to be adopted by the stockholders.

                  At such meeting 434 shares of the capital stock of the said corporation were represented in person or by proxy out of a total of 434 shares issued and outstanding; and said amendment herein referred to was duly adopted in accord with the provisions of Section 21-151 of Reissue, Revised Statues of Nebraska, 1943, as follows:

                                   "Article IV

                           The authorized capital stock of this corporation
                  shall be One Hundred Thousand ($100,000.00) Dollars, divided into one thousand shares (1000) of the par value of One Hundred ($100.00) Dollars per share. Said shares shall all be common stock and shall be issued as fully paid and non-assessable.

                           "Said shares may be paid for wholly or partly by
                  cash, by labor done, or by real or personal property. The minimum amount of capital with which the corporation will commence business is the sum of Five Thousand ($5,000.00) Dollars."

                  The undersigned further certify that all stockholders present at said meeting voted in favor of said amendment and no votes were cast against the same.

                  Witness our hands and the seal of said corporation, this 30th day of January, 1958.



                                          --------------------------------------
                                                President

                                          --------------------------------------
                                                Secretary

STATE OF NEBRASKA    )
                     ) SS
COUNTY OF LANCASTER  )

      On this 30th day of January, 1958, before me, the undersigned, a notary public in and for Lancaster County, Nebraska, came GLENN K. DEETER, personally known to me to be the president of Deeter Foundry, Inc. and Eugene A. Deeter, personally known to me to be the secretary of said corporation, and acknowledged the signatures to the foregoing certificate to be their voluntary act and deed as such officers and the voluntary act and deed of said corporation.

      IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal the day and year above last written.



                                          --------------------------------------
                                                      Notary Public

My Commission Expires the 10th day of August, 1963.

                              [ILLEGIBLE TEXT HERE]
                       NOTICE OF AMENDMENT OF ARTICLES OF
                      INCORPORATION OF DEETER FOUNDRY, INC.

      NOTICE is hereby given that the Articles of the Incorporation of Deeter Foundry, Inc., a corporation organized and operating under the laws of the State of Nebraska with its principal place of business in Lincoln, Lancaster County, Nebraska, have been amended in the following respects:

      Article IV of said Articles of Incorporation has been amended to read as follows:

                                   ARTICLE IV

      The authorized capital stock of this corporation shall be One Hundred Thousand ($100,000.00) Dollars, divided into one thousand shares (1000) of the par value of One Hundred ($100.00) Dollars per share. Said shares shall all be common stock and shall be issued as fully paid and non-assessable.

      Said shares may be paid for wholly or partly by cash, by labor done, or by real or personal property. The minimum amount of capital with which the corporation will commence business is the sum of Five Thousand ($5,000.00) Dollars.

      DEETER FOUNDRY, INC.
      By  MARTI, O'GARA,
          DALTON & SHELDON
          Its Attorneys

Feb. 18 (Tues)          Feb. 4-11-186-18


                              PROOF OF PUBLICATION

                                    AFFIDAVIT
                    STATE OF NEBRASKA, LANCASTER COUNTY, SS:


      Robert L. Gant, being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week three successive weeks, the first insertion having been on the 4th day of February A.D., 1958, and thereafter on February 11 and 18, 1958, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska. The above facts are within my personal knowledge.


Printer's Fee     $12.60

Filing Fee  $_____

Total       $_____



                                          --------------------------------------

Subscribed in my presence and sworn to before me February 18, 1958


                                                     Dorothy R. Paul
                                          --------------------------------------
                                                                   Notary Public

                              DEETER FOUNDRY, INC.

                      CERTIFICATE OF AMENDMENT OF ARTICLES


STATE OF NEBRASKA       )
                        )  SS
COUNTY OF LANCASTER     )


            The undersigned, Glenn K. Deeter, the duly elected, qualified and acting president of Deeter Foundry, Inc., and Eugene A. Deeter, the duly elected, qualified and acting secretary of said corporation, do certify that at a regular annual meeting of the stockholders of Deeter Foundry, Inc., held at ifs office at Lincoln, Nebraska, at 2:00 o'clock P.M. on the 6th day of April 1957, pursuant to a waiver of notice signed by the holders of all of the corporate stock of said corporation, the stockholders of said corporation adopted an amendment to Article IV of the Articles of Incorporation of Deeter Foundry, Inc., as hereinafter set forth. Such action was pursuant to a resolution of the Board of Directors of said corporation which recommended the adoption of such an amendment, declared the advisability of such an amendment, and set out the amendment to be adopted by the stockholders.

            At such meeting 434 shares of the capital stock of the said corporation were represented in person or by proxy out of a total of 434 shares issued and outstanding; and said amendment herein referred to was duly adopted in accord with the provisions of Section 21-151 of Reissue, Revised Statues of Nebraska, 1943, as follows:

                                   "Article IV

                  The authorized capital stock of this corporation shall be One
            Hundred Thousand ($100,000.00) Dollars, divided into one thousand shares (1000) of the par value of One Hundred ($100.00) Dollars per share. Said shares shall all be common stock and shall be issued as fully paid and non-assessable.

                  "Said shares may be paid for wholly or partly by cash, by
            labor done, or by real or personal property. The minimum amount of capital with which the corporation will commence business is the sum of Five Thousand ($5,000.00) Dollars."

            The undersigned further certify that all stockholders present at said meeting voted in favor of said amendment and no votes were cast against the same.
            Witness our hands and the seal of said corporation, this 30th day of January, 1958.



---------------------------------------
                                          President




---------------------------------------
                                          Secretary



STATE OF NEBRASKA       )
                        )  SS
COUNTY OF LANCASTER     )

      On this 30th day of January, 1958, before me, the undersigned, a notary public in and for Lancaster County, Nebraska, came GLENN K. DEETER, personally known to me to be the president of Deeter Foundry, Inc. and Eugene A. Deeter, personally known to me to be the secretary of said corporation, and acknowledged the signatures to the foregoing certificate to be their voluntary act and deed as such officers and the voluntary act and deed of said corporation.

      IN WITNESS WHEREOF I have hereunto set my hand and affixed my notarial seal the day and year above last written.


                                    ------------------------------------------
                                            Notary Public

My Commission Expires the 10th day of August, 1963.

                              [ILLEGIBLE TEXT HERE]
                             NOTICE OF AMENDMENT OF
                          ARTICLES OF INCORPORATION OF
                              DEETER FOUNDRY, INC.

      NOTICE is hereby given that the Articles of the Incorporation of Deeter Foundry, Inc., a corporation organized and operating under the laws of the State of Nebraska with its principal place of business in Lincoln, Lancaster County,


                              PROOF OF PUBLICATION
                                    AFFIDAVIT
             STATE OF NEBRASKA, LANCASTER COUNTY, SS:

       Robert L. Gant, being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week three successive weeks, the first insertion having been on the 4th day of February A.D., 1958, and thereafter on February 11 and 18, 1958, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska. The above facts are within my personal knowledge.

Lancaster County, Nebraska, have been amended in the following respects:

      Article IV of said Articles of Incorporation has been amended to read as follows:

                                   ARTICLE IV

      The authorized capital stock of this corporation shall be One Hundred Thousand ($100,000.00) Dollars, divided into one thousand shares (1000) of the par value of One Hundred ($100.00) Dollars per share. Said shares shall all be common stock and shall be issued as fully paid and non-assessable.

      Said shares may be paid for wholly or partly by cash, by labor done, or by real or personal property. The minimum amount of capital with which the corporation will commence business is the sum of Five Thousand ($5,000.00) Dollars.

                                   DEETER FOUNDRY, INC.

                                   By    MARTI, O'GARA, DALTON & SHELDON
                                   Its   Attorneys


Feb. 18 (Tues)

Printer's Fee       $12.60
                     -----


Filing Fee          $
                     -----



Total               $
                     -----


--------------------------------------------------------------------------------


      Subscribed in my presence and sworn to before me February 18, 1958

                                Dorothy R. Paul
                                ------------------------------------------
                                Notary Public

                               Change R.A. & R.O.
                               Deeter Foundry Inc.

                                     Lincoln





Filing.     5.00
Recording   1.00

Receipt No. A60975
            ------


STATE OF NEBRASKA
SECRETARY'S OFFICE      SS


      Received and filed for record: July 28, 1967 And recorded on film roll No. 24 Misc. Inc. at page 1358


Frank Marsh (Secretary of State)


By:
   --------------------------------------


INDEXED
"MICROFILIMED"
RECORDED

                                    DOMESTIC

               CHANGE OF REGISTERED AGENT AND/OR REGISTERED OFFICE


TO: FRANK MARSH, SECRETARY OF STATE, LINCOLN, NEBRASKA

1. The name of this corporation is           Deeter Foundry Inc.
                                      ----------------------------------------

                                    , and said corporation is organized under
------------------------------------
the laws of  the State of            Nebraska                      , with
                          -----------------------------------------
principal office located  at   5945 No. 70th St.             Lincoln
                             --------------------------------------------------
Nebraska   68529
------------------------

and that pursuant to the laws of the State of Nebraska, does hereby wish to change its Registered Agent and/or Registered Office, in the State of Nebraska.

2. The address of its present registered office is           303 Lincoln Bldg.
                                                      --------------------------

                              Lincoln           Lancaster         NEBRASKA.
--------------------------------------------------------------------------------

3. If the address of its registered office be changed, the address will be:

      5945 No. 70th St.,      Lincoln           Lancaster         NEBRASKA.
--------------------------------------------------------------------------------

4.    The name of its present registered agent is               Lloyd J. Marti
                                                  ------------------------------

      303 Lincoln Bldg.       Lincoln           Lancaster         NEBRASKA.
--------------------------------------------------------------------------------

5. If the registered agent be changed the successor registered agent shall be:

    Glenn K. Deeter     5945 No. 70th St.             Lincoln     Lancaster
--------------------------------------------------------------------------------
            NEBRASKA.
--------------------------------

6. The corporation further states that the address of its Registered Office and the address of the business office of the Registered Agent are identical.

The changes designated above were authorized by resolution duly adopted by the
board of Directors on the     1st      day of   April, 1967
                          ------------                 -----------

      Dated this 27th day of July ___, 1967

                                    Glenn K. Deeter
                                    ------------------
Fee:  Filing    $5.00
     Recording   1.00                                                      146

Form No. CD 5

SUBMIT TO THE SECRETARY OF STATE IN DUPLICATE

                        CERTIFICATE OF REVIVAL OR RENEWAL
                              DOMESTIC CORPORATIONS

                        John A. Gale, Secretary of State
                     Room 1305 State Capitol, P.O. Box 94608
                                Lincoln, NE 68509
                          http://www/nol.org/home/SOS/

                               Submit in Duplicate

Name of Corporation Deeter Foundry, Inc.

The corporation was dissolved by the Secretary of State on April, 2001,

for (check one)    X   A. Nonpayment of occupational taxes
                  ---

      B. Failure to maintain a registered agent
----
      C. Expiration of corporate existence
----


The above named grounds for dissolution either did net exist or have been eliminated and the corporate name complies with the requirements of Neb. Rev. Stat. 21-2028.

DATED 9-3-02
      ---------


                          ---------------------------
                          ---------------------------



NOTE: Every filing must be signed by the Chairman of the board of directors, the president, or one of the officers of the corporation. If the corporation has not yet been formed or directors have not yet been selected, the filing shall be signed by an incorporator. If the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary, the filing shall be singed by that fiduciary.

FILING FEE:   $30.00



                          CERTIFICATE OF REINSTATEMENT

I, JOHN A. GALE, Secretary of State, do hereby cancel the certificate of dissolution and reinstate the above named corporation as a corporation in good standing to do business in the State of Nebraska, and further state that the grounds for dissolution of the corporation did not exist or have been eliminated.

IN TESTIMONY WHEREOF, I do hereby affix the Great Seal of the State of Nebraska.

(State Seal)

Revised 12/19/19/2000                      Neb. Rev. Stat. 21-323.01 & 21-20,160

                               DOMESTIC CHANGE OF
                         REGISTERED AGENT AND/OR OFFICE

                               Submit in Duplicate

                        John A. Gale, Secretary of State
                     Room 1305 State Capitol. P.O. Box 94608
                                Lincoln, NE 68509
                          http://www.nol.org/homelSOS/

      The following corporation, pursuant to the laws of the state of Nebraska, does hereby wish to change its Registered Agent and/or Registered Office.

NAME OF CORPORATION     Deeter Foundry, Inc.
                   -----------------------------------------------------------

PREVIOUS:

Registered Agent:       Glenn K. Deeter
                  ------------------------------------------------------------

Registered Office:   5945 No. 70th Street, Lincoln   NE   68503
                  ------------------------------------------------------------

NEW:

Registered Agent:       Jack L. Schultz.
                 -------------------------------------------------------------

Registered Office*: 121 So. 13th Street, #800,  Lincoln  NE    68508
                   -----------------------------------------------------------
----

*The street address of the registered office and the street address of the registered agent must be identical.

DATED 9-3-02
      ---------

                                                     ---------------------------

                                                     ---------------------------

NOTE: Every filing must be signed by the chairperson of the board of directors. the president, or one of the officers of the corporation. If the corporation has not yet been formed or directors have not yet been selected, the filing shall be signed by an incorporator. If the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary, the filing shall be signed by that fiduciary.


Registered Agent: Please check A (current agent) or B (new agent) below and sign

___ A. I hereby state that the above named corporation has been notified of the change in address of my registered office.

___ B. I hereby consent to act as registered agent for the above named corporation.

                                    --------------------------------------------
FILING FEE:   $30.00

Revised 12/19/2000                                Neb. Rev. Stat.Section 21-2032

                                STATE OF NEBRASKA


United States of America                                     Department of State
State of Nebraska                                              Lincoln, Nebraska

      I, JOHN A. GALE, SECRETARY OF STATE OF NEBRASKA DO HEREBY CERTIFY;

                              DEETER FOUNDRY, INC.


      WAS DULY INCORPORATED UNDER THE LAWS OF THIS STATE ON JUNE 29, 1946 AND DO FURTHER CERTIFY THAT NO OCCUPATION TAXES ASSESSED ARE UNPAID AND NO ANNUAL REPORTS ARE DELINQUENT; ARTICLES OF DISSOLUTION HAVE NOT BEEN FILED AND SAID CORPORATION IS IN EXISTENCE AS OF THE DATE OF THIS CERTIFICATE.


IN TESTIMONY WHEREOF,               I HAVE HEREUNTO SET MY HAND AND AFFIXED THE
                                    GREAT SEAL OF THE STATE OF NEBRASKA ON
                                    SEPTEMBER 25, IN THE YEAR OF OUR LORD TWO
                                    THOUSAND THREE


SECRETARY OF STATE